UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2020

IAC/INTERACTIVECORP

(Exact name of registrant as specified in its charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

IAC HOLDINGS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on June 30, 2020 of the transactions contemplated by the Transaction Agreement (the “Transaction Agreement”), dated as of December 19, 2019 and amended as of April 28, 2020 and June 22, 2020, by and among the Registrant and certain other parties thereto.

On June 30, 2020, pursuant to the Transaction Agreement, the businesses of the company formerly known as Match Group, Inc. (“Old Match”) were separated from the remaining businesses of the company formerly known as IAC/InterActiveCorp (“Old IAC”) through a series of transactions (the “Separation”) that resulted in the pre-transaction stockholders of Old IAC owning shares in two, separate public companies—Old IAC, which was renamed “Match Group, Inc.” (and which we refer to as “New Match”) and which retained the businesses of Old Match and certain Old IAC financing subsidiaries, and the Registrant, which was renamed “IAC/InterActiveCorp” and which retained Old IAC’s other businesses—and the pre-transaction stockholders of Old Match (other than Old IAC) owning shares in New Match.

The Registrant (also referred to in this Current Report as the “Company”) is now an independent public company, and its common stock, par value $0.001 per share and CUSIP number 44891N109, began trading under the symbol “IAC” on The Nasdaq Global Select Market on July 1, 2020. The Registrant’s Class B common stock, par value $0.001 per share is not publicly traded.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation, the Board of Directors of the Company (the “Board”) adopted a Code of Ethics, a copy of which is available on the Company’s website. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 30, 2020, Old IAC, in its capacity as the Company’s sole stockholder, acted by written consent to elect the members of the Board as set forth in the first paragraph under the heading “Appointment of Directors” under Item 5.02 of the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 2, 2020, which information is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Gregg Winiarski
Name:	Gregg Winiarski
Title:	Executive Vice President, General Counsel & Secretary

Date: July 2, 2020